SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 13, 2004


                                  MERISEL, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    0-17156                       95-4172359
(State or Other Jurisdiction      (Commission File            (I.R.S. Employer
       of Incorporation)                Number)              Identification No.)



          200 Continental Boulevard, El Segundo, California 90245-0948
               (Address of Principal Executive Offices) (Zip Code)

                                 (310) 615-3080
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
       (Registrant's Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.
         ------------

                  On August 13, 2004, the Company's wholly owned subsidiary Merisel Americas, Inc. ("Americas") entered into an asset purchase agreement with D&H Services, LLC ("D&H"), pursuant to which Americas will sell certain assets that principally comprise the software licensing business, including any notes and real property assets, ("Software Licensing Assets") to D&H. The purchase price, to be determined on the closing date, will be equal to the book value of all of the Software Licensing Assets, less certain assumed liabilities.





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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    August 13, 2004


                                       MERISEL, INC.



                                       By: /s/Timothy N. Jenson
                                           -------------------------------
                                           Timothy N. Jenson
                                           Chief Executive Officer and President